LINE OF CREDIT AGREEMENT

Nutriceuticals.Com Corp             FIRST COMMUNITY BANK OF AMERICA
6950 Bryan Dairy Rd.                P.O. Box 20559
Largo, Florida                      St. Petersburg, Florida
33777                               33742

Loan #:                             23627
Date:                               October 4, 1999
Credit Line Amount:                 $100,000.00

         You have extended to me a line of credit in the amount of One Hundred Thousand and 00/000 ($100,000.00).

         You will make loans to me from time to time until 5:00 p.m. on October 5, 2000. Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement as long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed to repay these amounts.

         This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1. AMOUNT: This line of credit is:
           [XX} OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs;
           a: I have borrowed the maximum amount available to me;
           b: This line of credit has expired;
           c: I have defaulted on the note (or notes) which show my indebtedness under this line of credit;
           d. I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit;
           e.           N/A

[ ] DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or exceed $.

Subject to the obligatory or discretionary limitations above, this line of credit is:
   [XX] OPEN-END (Business or Agricultural only): I may borrow up to the maximum amount of principal more than one time.
   [  ] CLOSED-END I may borrow up to the maximum only one time.

2. PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note I signed on October 4, 1999, or any other note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows:
     I hereby authorize Lender to pay advances against any loan with Lender which I am a signer, maker, co-maker or guarantor; or deposit any advances into my deposit account with Lender on which I am a signer, these advances can be authorized by me or my designated representative in writing or verbally, either in person or by phone. The minimum draw amount will be $1,000.00 or the balance of the Line.

3. RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit:
     Security Agreement dated October 4, 1999;
     Assignment of Savings Deposit dated October 4, 1999.

4. REMEDIES: If I am in default on the notes you may:
     a. take any action as provided in the related documents:
     b. without notice to me, terminate this line of credit:
By selecting any of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do NOT waive your right to later consider the event a default, if it happens again.

5. COSTS AND FEES: If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and cost of collection, where permitted by law.

6. COVENANTS: For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:
     a. maintain books and records of my operations relating to the need for this line of credit;
     b. permit you or any of your representatives to inspect and/or copy these records;
     c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;
     d. permit you to make any advance payable to the seller (or seller and me) of any items being purchased with that advance;
     e. provide periodic financial statements as you may reasonably request from time to time;
     f.           N/A

7. NOTICES: All notices and other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.

8. MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The laws of the State of Florida will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

First Community Bank of America          SIGNATURES: I AGREE TO THE TERMS OF
                                         THIS LINE OF CREDIT. I HAVE RECEIVED
                                         A COPY ON TODAY'S DATE.

                                         Nutriceuticals.Com Corporation

/s/ SCOTT C. BOYLE                       /s/ STEPHEN M. WATTERS
----------------------------------       --------------------------------------
Scott C. Boyle, President                Stephen M. Watters, President

                                         /s/ JUGAL K. TANEJA
                                         --------------------------------------
                                         Jugal K. Taneja, Secretary

NUTRICEUTICALS.COM CORPORATION
6950 BRYAN DAIRY RD.
LARGO, FL 33777

BORROWER'S NAME AND ADDRESS
"I" includes each Borrower above, joint and severally.

FIRST COMMUNITY BANK OF AMERICA
6100 4TH STREET NORTH
ST. PETERSBURG, FL 33703

LENDER'S NAME AND ADDRESS
"You" means the lender, its successors and assigns.

Loan Number  23627
          -----------------------
Date OCTOBER 4, 1999
    -----------------------------

Maturity Date OCTOBER 5, 2000
             --------------------
Loan Amount $100,000.00
           ----------------------
Renewal Of
          -----------------------

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of ONE HUNDRED THOUSAND AND NO/100*************** Dollars $100,000.00

[ ] SINGLE ADVANCE: I will receive all of this principal sum on _______________.
    No additional advances are contemplated under this note.
[X] MULTIPLE ADVANCE:  The principal sum shown above is the maximum amount of principal I can borrow under this note. On OCTOBER 4, 1999 _______________
    I will receive the amount of $___________________ and future principal advances are contemplated.
    CONDITIONS: The conditions for future advances are AS PER THE TERMS OF THE LINE OF CREDIT AGREEMENT OF EVEN DATE.
    ____________________________________________________________________________
    [X] OPEN END CREDIT: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on OCTOBER 10, 2000.
    [ ] CLOSED END CREDIT: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST: I agree to pay interest on the outstanding principal balance from
    OCTOBER 4, 1999 at the rate of 6.500% per year until OCTOBER 10, 20000
[ ] VARIABLE RATE: This rate may then change as stated below.
    [ ] INDEX RATE: The future rate will be ____________________ the following index rate:_________________________________________________________________
    ____________________________________________________________________________
    [ ] NO INDEX: The future rate will not be subject to any internal or external index. It will be entirely in your control.
    [ ] FREQUENCY AND TIMING: The rate on this note may change as often as
    _________________________
    A change in the interest rate will take effect _________________________
    [ ] LIMITATIONS: During the term of this loan, the applicable annual interest rate will not be more than _____% or less than _______%. The rate may not change more than ____________% each _______________________.
    EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:
    [ ] The amount of each scheduled payment will change.
    [ ] The amount of the final payment will change.
    [ ]_________________________________________________________________________

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/365 basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
    [ ] on the same fixed or variable rate basis in effect before maturity (as indicated above).
    [X] at a rate equal to 18.00%
[X] LATE CHARGE: If a payment is made more than 10 days after it is due, I agree to pay a late charge of 5.000% OF THE LATE PAYMENT
[X] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [ ] are [X] are not included in the principal amount above:
    DOC STAMPS - $350.00 LOAN FEE- $125.00
PAYMENTS: I agree to pay this note as follows:
[ ] INTEREST: I agree to pay accrued interest ON THE 5TH DAY OF EACH MONTH
    BEGINNING NOVEMBER 5, 1999
    ____________________________________________________________________________
[ ] PRINCIPAL: I agree to pay the principal OCTOBER 5, 2000
    ____________________________________________________________________________
[ ] INSTALLMENTS: I agree to pay this note in ____ payments. The first payment will be in the amount of $________________ and will be due ________________.
    A payment of $______________ will be due ____________________ thereafter.
    The final payment of this entire unpaid balance of principal and interest will be due_____________________________________________.
ADDITIONAL TERMS:




SECURITY: This note is separately secured by (describe separate document by type and date); SECURITY AGREEMENT OF EVEN DATE.

(This action is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

Signature for Lender

____________________________________
____________________________________

PURPOSE: The purpose of this loan is
BUSINESS: WORKING CAPITAL
____________________________________
SIGNATURES: I AGREE TO THE TERMS OF
THIS NOTE (INCLUDING THOSE ON PAGE 2).
I have received a copy on today's date.

NUTRICEUTICALS.COM CORPORATION
-------------------------------------
BY: /s/ STEPHEN M. WATTERS, PRESIDENT
-------------------------------------
STEPHEN M. WATTERS, PRESIDENT

BY: /s/ JUGAL K. TANEJA, SECRETARY
-------------------------------------
JUGAL K. TANEJA, SECRETARY

DEFINITIONS: As used on page 1, "[X]" means the terms that apply to this loan. "I", "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us", "You" or "your" means the Lender and its successors and assigns.
APPLICABLE LAW: The law of the state of Florida will govern this note. Any term of this note which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.
PAYMENTS: Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).
INTEREST: Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal advanced at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to here (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.
INDEX RATE: The index will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index, or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.
ACCRUAL METHOD: The amount of interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1 of this note. For the purpose of interest calculation, the accrual method will determine the number of days in a "year". If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.
POST MATURITY RATE: For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.
SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph below.
MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.
PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums), then you may treat those payments made by you as advances and add them to the unpaid principal under this note, or you may demand immediate payment of the charges.
SET-OFF: I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.
  "Right to receive money from you" means:
  (1) any deposit account balance I have with you;
  (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and
  (3) any repurchase agreement or other nondeposit obligation.
   "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.
   If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.
   You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.
REAL ESTATE OR RESIDENCE SECURITY: If this note is secured by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of any separate instrument creating the security interest and, to the extent not prohibited by law and not contrary to the terms of the separate security instrument, by the "Default" and "Remedies" paragraphs herein.
DEFAULT: I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the property insured, if required: (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I ow him through court proceedings; (5) I die, am declared incompetant, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided;
(7) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.
REMEDIES: If I am in default on this note you have, but are not limited to, the following remedies:
   (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued charges).
   (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "Set-off" paragraph herein.
   (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.
   (4) You may refuse to make advances to me or allow purchases on credit by me.
   (5) You may use any remedy you have under state or federal law.
By selecting any one or more of these remedies you do not give up your right to later use any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to later consider the an event as a default if it continues or happens again.
COLLECTION COSTS AND ATTORNEY'S FEES: I agree to pay all costs of collection, replevin, or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any reasonable fee you incur with such attorney plus court costs (except where prohibited by law). I agree that reasonable attorneys' fees shall be construed to mean 10% of the principal sum named in this note, or such larger fee that the court may determine to be reasonable and just. To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.
WAIVER: I give up my right to require you to do certain things. I will not require you to:
   (1) demand payment of amounts due (presentment);
   (2) obtain official certification of nonpayment (protest); or
   (3) give notice that amounts due have not been paid (notice of dishonor).
   I waive any defenses I have based on suretyship or impairment of collateral. TO THE EXTENT PERMITTED BY LAW, I ALSO WAIVE MY RIGHT TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION ARISING FROM THIS NOTE AND ANY OTHER AGREEMENT EXECUTED IN CONJUNCTION WITH THIS CREDIT TRANSACTION.
OBLIGATIONS INDEPENDENT: I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may do so without any notice that it has not been paid (notice of dishonor). You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full). I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note, I will not assign my obligation under this agreement without your prior written approval.
CREDIT INFORMATION; I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.
NOTICE: Unless otherwise required by law, any notice to me shall be given by delivering it or by mailing it by first class mail addressed to me at my last known address. My current address is on page 1. I agree to inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address stated on page 1 of this agreement, or to any other address that you have designated.

  DATE OF         PRINCIPAL        BORROWER'S     PRINCIPAL     PRINCIPAL     INTEREST      INTEREST        INTEREST
TRANSACTION        ADVANCE          INITIALS      PAYMENTS       BALANCE        RATE        PAYMENTS           PAID
                                 (NOT REQUIRED)                                                              THROUGH
---------------------------------------------------------------------------------------------------------------------
  /  /           $                                $              $                   %      $                  /  /
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  /  /           $                                $              $                   %      $                  /  /
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  /  /           $                                $              $                   %      $                  /  /
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  /  /           $                                $              $                   %      $                  /  /
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  /  /           $                                $              $                   %      $                  /  /
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  /  /           $                                $              $                   %      $                  /  /
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  /  /           $                                $              $                   %      $                  /  /
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  /  /           $                                $              $                   %      $                  /  /
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  /  /           $                                $              $                   %      $                  /  /
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  /  /           $                                $              $                   %      $                  /  /
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  /  /           $                                $              $                   %      $                  /  /
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

                               SECURITY AGREEMENT
                         (COLLATERAL PLEDGE AGREEMENT)

                                                                             DATE  OCTOBER 4, 1999
---------------------------------------------------------------------------------------------------
 DEBTOR    |  NUTRICEUTICALS.COM CORPORATION   |  SECURED PARTY |   FIRST COMMUNITY BANK OF AMERICA
---------------------------------------------------------------------------------------------------
BUSINESS   |                                   |                |
  OR       |                                   |    ADDRESS     |
RESIDENCE  |                                   |                |
ADDRESS    |6950 BRYAN DAIRY RD.               |                |6100 4TH STREET NORTH
---------------------------------------------------------------------------------------------------
  CITY     |                                   |     CITY       |
 STATE &   |                                   |    STATE &     |
 ZIP CODE  |LARGO, FL 33777                    |    ZIP CODE    | ST PETERSBURG, FL 33703
---------------------------------------------------------------------------------------------------

1. SECURITY INTEREST AND COLLATERAL. To secure (check one):
   [ ] the payment and performance of each and every debt, liability and obligation of every type and description which Debtor may now or at any time hereafter owe to Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being herein collectively referred to as the "Obligations").
   [X] the debt, liability or obligation of the Debtor to secured party evidenced by the following NOTE OF EVEN DATE I/A/O $100,000.00, and any extensions, renewals or replacements thereof (herein referred to as the "Obligations").
Debtor hereby grants Secured Party a security interest (herein called the
  "Security Interest") in (check one):
  [ ] all property of any kind now or at any time hereafter owned by Debtor, or in which Debtor may now or hereafter have an interest, which may now be or may at any time hereafter come into the possession or control of Secured Party or into the possession or control of Secured Party's agents or correspondents, whether such possession or control is given for collateral purposes or for safekeeping, together with all rights in connection with such property (herein called the "Collateral").
  [X] the property owned by Debtor and held by Secured Party that is described as follows: FIRST COMMUNITY BANK OF AMERICA CERTIFICATE OF DEPOSIT #30023878
  ______________________________________________________________________________
  together with all rights in connection with such property (herein called the "Collateral").
2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Debtor represents, warrants and covenants that:
   (a) Debtor will duly endorse, in blank, each and every instrument constituting Collateral by signing on said instrument or by signing a separate document of assignment or transfer, if required by Secured Party.
   (b) Debtor is the owner of the Collateral free and clear of all liens, encumbrances, security interests and restrictions, except the Security Interest and any restrictive legend appearing on any instrument constituting Collateral.
   (c) Debtor will keep the Collateral free and clear of all liens, encumbrances and security interests, except the Security Interest.
   (d) Debtor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral.
   (e) At any time, upon request by Secured Party, Debtor will deliver to Secured Party all notices, financial statements, reports or other communications received by Debtor as an owner or holder of the Collateral.
   (f) Debtor will upon receipt deliver to Secured Party in pledge as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations.

   THIS AGREEMENT CONTAINS ADDITIONAL PROVISIONS SET FORTH ON PAGE 2 HEREOF,
                      ALL OF WHICH ARE MADE A PART HEREOF.

                                       NUTRICEUTICALS.COM CORPORATION
                                       --------------------------------
                                               DEBTOR'S NAME

                                       BY: /s/ STEPHEN M. WATTERS
                                          -----------------------------
                                           STEPHEN M. WATTERS

                                       TITLE: PRESIDENT
                                             --------------------------

                                       BY: /s/ JUGAL K. TANEJA
                                          -----------------------------
                                            JUGAL K. TANEJA

                                       TITLE: SECRETARY
                                             --------------------------

                             ADDITIONAL PROVISIONS

3. RIGHTS OF SECURED PARTY. Debtor agrees that Secured Party may at any time, whether before or after the occurrence of an Event of Default and without notice or demand of any kind, (i) notify the obligor on or issuer of any Collateral to make payment to Secured Party of any amounts due or distributable thereon, (ii) in Debtor's name or Secured Party's name enforce collection of any Collateral by suit or otherwise, or surrender, release or exchange all or any part of it or compromise, extend or renew for any period any obligation evidenced by the Collateral, (iii) receive all proceeds of the Collateral, and (iv) hold any increase or profits received from the Collateral as additional security for the Obligations, except that any money received from the Collateral shall, at Secured Party's option, be applied in reduction of the Obligations, in such order of application as Secured Party may determine, or be remitted to Debtor.

4. EVENTS OF DEFAULT. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"); (i) Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand, or shall fail to observe or perform any covenant or agreement herein binding on it; (ii) any representation or warranty by Debtor set forth in this Agreement or made to Secured Party in any financial statements or reports submitted to Secured Party by or on behalf of Debtor shall prove materially false or misleading; (iii) a garnishment summons or a writ of attachment shall be issued against or served upon the Secured Party for the attachment of any property of the Debtor or any indebtedness owing to Debtor;
(iv) Debtor or any guarantor of any Obligation shall (A) be or become insolvent (however defined); (B) voluntarily file, or have filed against it involuntarily, a petition under the United States Bankruptcy Code; or (C) if a corporation, partnership or organization, be dissolved or liquidated or, if a partnership, suffer the death of a partner or, if an individual, die; or (D) go out of business; (v) Secured Party shall in good faith believe that the value then realizable by collection or disposition of the Collateral, after deduction of expenses of collection and disposition, is less than the aggregate unpaid balance of all Obligations then outstanding; (vi) Secured Party shall in good faith believe that the prospect of due and punctual payment of any or all of the Obligations is impaired.

5. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter, Secured Party may exercise any one or more of the following rights or remedies; (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (ii) exercise all voting and other rights as a holder of the Collateral; (iii) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including the right to offer and sell the Collateral privately to purchasers who will agree to take the Collateral for investment and not with a view to distribution and who will agree to the imposition of restrictive legends on the certificates representing the Collateral, and the right to arrange for a sale which would otherwise qualify as exempt from registration under the Securities Act of 1933; and if notice to Debtor of any intended disposition of the Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least 10 calendar days prior to the date of intended disposition or other action; (iv) exercise or enforce any or all rights or remedies available to Secured Party by law or agreement against the Collateral, against Debtor or against any other person or property. Upon the occurrence of the Event of Default described in Section 4(iv)(B), all Obligations shall be immediately due and payable without demand or notice thereof.

6. MISCELLANEOUS. Any disposition of the Collateral in the manner provided in
Section 5 shall be deemed commercially reasonable. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party's rights or remedies. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Debtor shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, to Debtor at its address set forth above or at the most recent address shown on the Secured Party's records. Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral. Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to exercise at all or in any particular manner any voting rights to which may be available with respect to any Collateral, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. Debtor will reimburse Secured Party for all expenses (including reasonable attorney's fees and legal expenses) incurred by Secured Party in the protection, defense or enforcement of the Security Interest, including expenses incurred in any litigation or bankruptcy or insolvency proceedings. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by Debtor and delivered to Secured Party, and Debtor waives notice of Secured Party's acceptance hereof. This Agreement shall be governed by laws of the state in which it is executed and, unless the context otherwise requires, all terms used herein which are defined in Articles 1 and 9 of the Uniform Commercial Code, as in effect in said state, shall have the meanings therein stated. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. If this Agreement is signed by more than one person as Debtor, the term "Debtor" shall refer to each of them separately and to both or all of them jointly, all such persons shall be bound both severally and jointly with the other(s); and the Obligations shall include all debts, liabilities and obligations owed to Secured Party by a Debtor solely or by both or several or all Debtors jointly or jointly and severally, and all property described in Section 1 shall be included as part of the Collateral, whether it is owned jointly by both or all Debtors or is owned in whole or in part by one (or more) of them.